As filed with the Securities and Exchange Commission on April 8, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Peabody Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	13-4004153
(State or Other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number

701 Market Street

St. Louis, Missouri 63101-1826

(314) 342-3400

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

Scott T. Jarboe, Esq.

Chief Administrative Officer and Corporate Secretary

Peabody Energy Corporation

701 Market Street

St. Louis, Missouri 63101-1826

(314) 342-3400

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With a Copy to:

Sudhir N. Shenoy, Esq.

F. Reid Avett, Esq.

Womble Bond Dickinson (US) LLP

301 S College Center

301 S College St., Suite 3500

Charlotte, North Carolina 28202

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

TABLE OF CO-REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Co-Registrant’s Principal Executive Offices

9 East Shipping US, LLC	Delaware	43-1610419	701 Market Street Suite 830 St. Louis, MO 63101 (314) 342-3400

American Land Development, LLC	Delaware	20-3405570	701 Market Street Suite 975 St. Louis, MO 63101 (314) 342-3400

American Land Holdings of Colorado, LLC	Delaware	26-3730572	701 Market Street Suite 809 St. Louis, MO 63101 (314) 342-3400

American Land Holdings of Illinois, LLC	Delaware	30-0440127	701 Market Street Suite 974 St. Louis, MO 63101 (314) 342-3400

American Land Holdings of Indiana, LLC	Delaware	20-2514299	701 Market Street Suite 737 St. Louis, MO 63101 (314) 342-3400

American Land Holdings of Kentucky, LLC	Delaware	20-0766113	701 Market Street Suite 719 St. Louis, MO 63101 (314) 342-3400

Big Ridge, Inc.	Illinois	37-1126950	420 Long Lane Road Equality, IL 62946 (618) 273-4314

Big Sky Coal Company	Delaware	81-0476071	701 Market Street Suite 763 St. Louis, MO 63101 (314) 342-3400

BTU Western Resources, Inc.	Delaware	20-1019486	701 Market Street Suite 735 St. Louis, MO 63101 (314) 342-3400

Conservancy Resources, LLC	Delaware	20-5744701	701 Market Street Suite 755 St. Louis, MO 63101 (314) 342-3400

El Segundo Coal Company, LLC	Delaware	20-8162824	701 Market Street Suite 768 St. Louis, MO 63101 (314) 342-3400

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Co-Registrant’s Principal Executive Offices

Hayden Gulch Terminal, LLC	Delaware	86-0719481	701 Market Street Suite 714 St. Louis, MO 63101 (314) 342-3400

Hillside Recreational Lands, LLC	Delaware	32-0214135	701 Market Street Suite 797 St. Louis, MO 63101 (314) 342-3400

Kayenta Mobile Home Park, Inc.	Delaware	86-0773596	P.O. Box 605 Kayenta, AZ 86033 (928) 677-3201

Kentucky United Coal, LLC	Indiana	35-2088769	701 Market Street Suite 733 St. Louis, MO 63101 (314) 342-3400

Moffat County Mining, LLC	Delaware	74-1869420	701 Market Street Suite 733 St. Louis, MO 63101 (314) 342-3400

New Mexico Coal Resources, LLC	Delaware	20-3405643	701 Market Street Suite 804 St. Louis, MO 63101 (314) 342-3400

NGS Acquisition Corp., LLC	Delaware	35-2618206	701 Market Street Suite 733 St. Louis, MO 63101 (314) 342-3400

Peabody America, LLC	Delaware	93-1116066	701 Market Street Suite 720 St. Louis, MO 63101-1826 (314) 342-3400

Peabody Arclar Mining, LLC	Indiana	31-1566354	420 Long Lane Road Equality, IL 62934 (618) 273-4314

Peabody Asset Holdings, LLC	Delaware	20-3367333	701 Market Street Suite 733 St. Louis, MO 63101 (314) 342-3400

Peabody Bear Run Mining, LLC	Delaware	26-3582291	701 Market Street Suite 802 St. Louis, MO 63101 (314) 342-3400

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Co-Registrant’s Principal Executive Offices

Peabody Bear Run Services, LLC	Delaware	26-3725923	701 Market Street Suite 820 St. Louis, MO 63101 (314) 342-3400

Peabody Caballo Mining, LLC	Delaware	83-0309633	701 Market Street Suite 711 St. Louis, MO 63101 (314) 342-3400

Peabody Cardinal Gasification, LLC	Delaware	20-5047955	701 Market Street Suite 931 St. Louis, MO 63101 (314) 342-3400

Peabody China, LLC	Delaware	43-1898525	701 Market Street Suite 931 St. Louis, MO 63101 (314) 342-3400

Peabody COALSALES, LLC	Delaware	20-1759740	701 Market Street Suite 831 St. Louis, MO 63101 (314) 342-3400

Peabody COALTRADE, LLC	Delaware	43-1666743	701 Market Street Suite 835 St. Louis, MO 63101 (314) 342-3400

Peabody Colorado Operations, LLC	Delaware	20-2561644	701 Market Street Suite 832 St. Louis, MO 63101 (314) 342-3400

Peabody Colorado Services, LLC	Delaware	26-3723774	701 Market Street Suite 813 St. Louis, MO 63101 (314) 342-3400

Peabody Coulterville Mining, LLC	Delaware	20-0217834	701 Market Street Suite 723 St. Louis, MO 63101 (314) 342-3400

Peabody Development Company, LLC	Delaware	43-1265557	701 Market Street Suite 970 St. Louis, MO 63101 (314) 342-3400

Peabody Electricity, LLC	Delaware	20-3405744	701 Market Street Suite 784 Louis, MO 63101 (314) 342-3400

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Co-Registrant’s Principal Executive Offices

Peabody Employment Services, LLC	Delaware	26-3730348	701 Market Street Suite 808 St. Louis, MO 63101 (314) 342-3400

Peabody Gateway North Mining, LLC	Delaware	27-2294407	701 Market Street Suite 827 St. Louis, MO 63101 (314) 342-3400

Peabody Gateway Services, LLC	Delaware	26-3724075	701 Market Street Suite 817 St. Louis, MO 63101 (314) 342-3400

Peabody Global Funding, LLC	Delaware	37-1748000	701 Market Street Suite 817 St. Louis, MO 63101 (314) 342-3400

Peabody Global Investments, LLC	Delaware	98-0510000	701 Market Street Suite 817 St. Louis, MO 63101 (314) 342-3400

Peabody Holding Company, LLC	Delaware	74-2666822	701 Market Street Suite 741 St. Louis, MO 63101 (314) 342-3400

Peabody IC Funding Corp.	Delaware	46-2326991	701 Market Street Suite 811 St. Louis, MO 63101 (314) 342-3400

Peabody Illinois Services, LLC	Delaware	26-3722638	701 Market Street Suite 811 St. Louis, MO 63101 (314) 342-3400

Peabody Indiana Services, LLC	Delaware	26-3724339	701 Market Street Suite 818 St. Louis, MO 63101 (314) 342-3400

Peabody International Investments, Inc.	Delaware	26-1361182	701 Market Street Suite 703 St. Louis, MO 63101 (314) 342-3400

Peabody International Services, Inc.	Delaware	20-8340434	701 Market Street Suite 783 St. Louis, MO 63101 (314) 342-3400

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Co-Registrant’s Principal Executive Offices

Peabody Investments Corp.	Delaware	20-0480084	701 Market Street Suite 707 St. Louis, MO 63101 (314) 342-3400

Peabody Midwest Management Services, LLC	Delaware	26-3726045	701 Market Street Suite 816 St. Louis, MO 63101 (314) 342-3400

Peabody Midwest Mining, LLC	Indiana	35-1799736	7100 Eagle Crest Blvd Evansville, IN 47715 (812) 424-9000

Peabody Midwest Operations, LLC	Delaware	20-3405619	701 Market Street Suite 744 St. Louis, MO 63101 (314) 342-3400

Peabody Midwest Services, LLC	Delaware	26-3722194	701 Market Street Suite 810 St. Louis, MO 63101 (314) 342-3400

Peabody Mongolia, LLC	Delaware	20-8714315	701 Market Street Suite 740 St. Louis, MO 63101 (314) 342-3400

Peabody Natural Gas, LLC	Delaware	43-1890836	701 Market Street Suite 740 St. Louis, MO 63101 (314) 342-3400

Peabody Natural Resources Company	Delaware	51-0332232	701 Market Street Suite 718 St. Louis, MO 63101 (314) 342-3400

Peabody New Mexico Services, LLC	Delaware	20-8162939	701 Market Street Suite 769 St. Louis, MO 63101 (314) 342-3400

Peabody Operations Holding, LLC	Delaware	26-3723890	701 Market Street Suite 815 St. Louis, MO 63101 (314) 342-3400

Peabody Powder River Mining, LLC	Delaware	43-0996010	701 Market Street Suite 702 St. Louis, MO 63101 (314) 342-3400

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Co-Registrant’s Principal Executive Offices

Peabody Powder River Operations, LLC	Delaware	20-3405797	701 Market Street Suite 700 St. Louis, MO 63101 (314) 342-3400

Peabody Powder River Services, LLC	Delaware	26-3725850	701 Market Street Suite 826 St. Louis, MO 63101 (314) 342-3400

Peabody Rocky Mountain Management Services, LLC	Delaware	26-3725390	701 Market Street Suite 823 St. Louis, MO 63101 (314) 342-3400

Peabody Rocky Mountain Services, LLC	Delaware	20-8162706	701 Market Street Suite 767 St. Louis, MO 63101 (314) 342-3400

Peabody Sage Creek Mining, LLC	Delaware	26-3730653	701 Market Street Suite 803 St. Louis, MO 63101 (314) 342-3400

Peabody School Creek Mining, LLC	Delaware	20-2902073	701 Market Street Suite 738 St. Louis, MO 63101 (314) 342-3400

Peabody Services Holdings, LLC	Delaware	26-3726126	701 Market Street Suite 814 St. Louis, MO 63101 (314) 342-3400

Peabody Southeast Mining, LLC	Delaware	61-1901650	701 Market Street Suite 814 St. Louis, MO 63101 (314) 342-3400

Peabody Twentymile Mining, LLC	Delaware	26-3725223	701 Market Street Suite 822 St. Louis, MO 63101-1826 (314) 342-3400

Peabody Venezuela Coal Corp.	Delaware	43-1609813	701 Market Street Suite 715 St. Louis, MO 63101-1826 (314) 342-3400

Peabody Venture Fund, LLC	Delaware	20-3405779	701 Market Street Suite 758 St. Louis, MO 63101 (314) 342-3400

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Co-Registrant’s Principal Executive Offices

Peabody-Waterside Development, L.L.C.	Delaware	75-3098342	701 Market Street Suite 921 St. Louis, MO 63101 (314) 342-3400

Peabody Western Coal Company	Delaware	86-0766626	P.O. Box 605 Kayenta, AZ 86033 (928) 677-3201

Peabody Wild Boar Mining, LLC	Delaware	26-3730759	701 Market Street Suite 825 St. Louis, MO 63101 (314) 342-3400

Peabody Wild Boar Services, LLC	Delaware	26-3725591	701 Market Street Suite 824 St. Louis, MO 63101 (314) 342-3400

Peabody Williams Fork Mining, LLC	Delaware	20-8162742	701 Market Street Suite 766 St. Louis, MO 63101 (314) 342-3400

Peabody Wyoming Services, LLC	Delaware	26-3723011	701 Market Street Suite 812 St. Louis, MO 63101 (314) 342-3400

PEC Equipment Company, LLC	Delaware	20-0217950	701 Market Street Suite 726 St. Louis, MO 63101 (314) 342-3400

R3 Renewables Holding, LLC	Delaware	88-1221410	701 Market Street Suite 726 St. Louis, MO 63101 (314) 342-3400

Sage Creek Holdings, LLC	Delaware	26-3286872	701 Market Street Suite 801 St. Louis, MO 63101 (314) 342-3400

Sage Creek Land & Reserves, LLC	Delaware	38-3936826	701 Market Street Suite 862 St. Louis, MO 63101 (314) 342-3400

Seneca Coal Company, LLC	Delaware	84-1273892	701 Market Street Suite 787 St. Louis, MO 63101 (314) 342-3400

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code, and Telephone Number, Including Area Code, of Co-Registrant’s Principal Executive Offices

Seneca Property, LLC	Delaware	36-4820253	701 Market Street Suite 862 St. Louis, MO 63101 (314) 342-3400

Shoshone Coal Corporation	Delaware	25-1336898	701 Market Street Suite 734 St. Louis, MO 63101 (314) 342-3400

Twentymile Coal, LLC	Delaware	95-3811846	701 Market Street Suite 731 St. Louis, MO 63101 (314) 342-3400

United Minerals Company, LLC	Indiana	35-1922432	701 Market Street Suite 731 St. Louis, MO 63101 (314) 342-3400

PROSPECTUS

Peabody Energy Corporation

Debt Securities

Common Stock

Preferred Stock

Warrants

Units

Guarantees of Debt Securities

Peabody Energy Corporation may offer and sell from time to time, in one or more series, any one of the following securities:

•	debt securities,

•	common stock,

•	preferred stock,

•	warrants, and

•	units,

or any combination of these securities. In addition, we may offer and sell debt securities that may be guaranteed by substantially all of our wholly-owned domestic subsidiaries.

Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “BTU.” We will provide more specific information about the terms of an offering of any securities in supplements to this prospectus.

We may offer these securities directly to investors, through agents, underwriters or dealers on a continuous or delayed basis, through a combination of these methods or any other method as provided in the applicable prospectus supplement. Each prospectus supplement will provide the terms of the plan of distribution relating to each series of securities.

Investing in our securities involves risks. You should read this prospectus and the applicable prospectus supplement, as well as the risk factors referred to on page 2 of this prospectus under the caption “Risk Factors” and those contained or described in the documents incorporated by reference in this prospectus or any accompanying prospectus supplement, before you invest.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is April 8, 2024

i

ABOUT THIS PROSPECTUS

This prospectus is part of a “shelf” registration statement that we filed with the Securities and Exchange Commission (the “SEC”). By using a shelf registration statement, we may sell, from time to time, in one or more offerings, any combination of the securities described in this prospectus.

This prospectus describes the general terms of the securities to be offered hereby. A prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered will be provided to you in connection with each sale of securities offered pursuant to this prospectus. The prospectus supplement or any free writing prospectus prepared by or on behalf of us may also add, update or change information contained in this prospectus. To understand the terms of securities offered pursuant to this prospectus, you should carefully read this document with the applicable prospectus supplement or any free writing prospectus prepared by or on behalf of us. Together, these documents will give the specific terms of the offered securities. You should also read the documents we have incorporated by reference in this prospectus described below under “Incorporation of Certain Documents By Reference.”

You should rely only on the information incorporated by reference or provided in this prospectus, any prospectus supplement or any free writing prospectus prepared by or on behalf of us. We have not authorized anyone else to provide you with different information. We are not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information in this prospectus, any prospectus supplement or any free writing prospectus is accurate as of any date other than the date on the front of those documents. Since the respective dates of this prospectus and the documents incorporated by reference into this prospectus, our business, financial condition, results of operations and prospects may have changed.

ii

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Some of the information included in this prospectus and the documents we have incorporated by reference include statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are intended to come within the safe harbor protection provided by those sections. These statements relate to future events or our future financial performance. We use words such as “anticipate,” “believe,” “expect,” “may,” “forecast,” “project,” “should,” “estimate,” “plan,” “outlook,” “target,” “likely,” “will,” “to be” or other similar words to identify forward-looking statements.

Without limiting the foregoing, all statements relating to our future operating results, anticipated capital expenditures, future cash flows and borrowings, and sources of funding are forward-looking statements. These forward-looking statements are based on numerous assumptions that we believe are reasonable, but are subject to a wide range of uncertainties and business risks, and actual results may differ materially from those discussed in these statements. These factors include, but are not limited to, those discussed in the “Risk Factors” section in our most recent Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, in any prospectus supplement related hereto, and in other information contained in our publicly available SEC filings and press releases. Such factors are difficult to accurately predict and may be beyond our control.

When considering these forward-looking statements, you should keep in mind the cautionary statements in this document and in our other SEC filings. These forward-looking statements speak only as of the date on which such statements were made, and we undertake no obligation to update these statements except as required by federal securities laws.

iii

SUMMARY

This summary highlights selected information from this prospectus and does not contain all of the information that may be important to you. This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices and other terms of the securities being offered. The prospectus supplement may also add, update or change information contained in this prospectus. To understand the terms of our securities, you should carefully read this document with the applicable prospectus supplement and any free writing prospectus prepared by or on behalf of us. Together, these documents will give the specific terms of the securities we are offering. You should also read the documents we have incorporated by reference in this prospectus described below under “Incorporation of Certain Documents by Reference.” When used in this prospectus, the terms “we,” “our,” and “us,” except as otherwise indicated or as the context otherwise indicates, refer to Peabody Energy Corporation and/or its applicable subsidiary or subsidiaries.

The Securities We May Offer

We may offer and sell from time to time:

•	debt securities;

•	common stock;

•	preferred stock;

•	warrants; and

•	units.

In addition, we may offer and sell debt securities that may be guaranteed by substantially all of our wholly-owned domestic subsidiaries.

Debt Securities

We may offer the debt securities from time to time in as many distinct series as we may determine under an indenture to be entered into between us and a trustee. We may use different trustees for different series of debt securities issued under the indenture. When we offer to sell a particular series of debt securities, we urge you to read the indenture, including any related supplemental indentures, applicable to a particular series of debt securities.

Covenants under agreements governing our other indebtedness, including our revolving credit facility, finance leases and surety bonding obligations, limit our ability to incur additional indebtedness. These restrictions are subject to a number of qualifications and exceptions and, under certain circumstances, debt incurred in compliance with these restrictions could be material. See “Risk Factors—Risks Related to Peabody’s Capital Structure—The Company may be able to incur more debt, including secured debt, which could increase the risks associated with its indebtedness” and “Risk Factors—Risks Related to Peabody’s Capital Structure—The terms of the agreements and instruments governing the Company’s debt and surety bonding obligations impose restrictions that may limit its operating and financial flexibility” in our Annual Report on Form 10-K for the year ended December 31, 2023, as the same may be updated from time to time, that we have incorporated by reference herein.

Common Stock

We may issue shares of our common stock, par value $0.01 per share (“Common Stock”). Holders of Common Stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by our board of directors out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock or series common stock. Holders of Common Stock are entitled to one vote per share. Holders of Common Stock do not have cumulative voting rights in the election of directors.

Preferred Stock

We may issue shares of our preferred stock, par value $0.01 per share (“Preferred Stock”), in one or more series. Our board of directors will determine the dividend, voting, conversion and other rights of the series of Preferred Stock being offered.

Warrants

We may issue warrants for the purchase of preferred stock or common stock or debt securities of our company. We may issue warrants independently or together with other securities. Warrants sold with other securities as a unit may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the applicable prospectus supplement.

Units

We may also issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

Guarantees

We may offer and sell debt securities that may be guaranteed by substantially all of our wholly owned domestic subsidiaries. The applicable prospectus supplement will describe the terms of any guarantees. The guarantees will be issued pursuant to documents to be issued by us.

Peabody Energy Corporation

We are a leading producer of metallurgical and thermal coal. At December 31, 2023, we owned interests in 17 active coal mining operations located in the United States (U.S.) and Australia, including a 50% equity interest in Middlemount Coal Pty Ltd. (Middlemount). In addition to our mining operations, we market and broker coal from other coal producers; trade coal and freight-related contracts; and, since 2022, have partnered in a joint venture with the intent of developing various sites, including certain reclaimed mining land held by the Company in the U.S., for utility-scale photovoltaic solar generation and battery storage.

Our Common Stock is listed on the NYSE under the symbol “BTU.” Additional information about Peabody Energy Corporation and its subsidiaries can be found in our documents filed with the SEC, which are incorporated herein by reference. See “Where You Can Find More Information” and “Incorporation of Certain Documents by Reference” in this prospectus.

Our principal executive offices are located at 701 Market Street, St. Louis, Missouri 63101-1826, and our telephone number is (314) 342-3400. Our Internet website address is www.peabodyenergy.com. Information on our website is not a part of, or incorporated by reference in, this prospectus.

RISK FACTORS

Investing in the securities involves risk. Please see the “Risk Factors” section in our most recent Annual Report on Form 10-K, which is incorporated by reference in this prospectus, as the same may be updated by our filings with the SEC from time to time. The prospectus supplement applicable to each type or series of securities we offer may contain a discussion of additional risks applicable to an investment in us and the particular type of securities we are offering under that prospectus supplement. Before making an investment decision, you should carefully consider these risks as well as other information contained or incorporated by reference in this prospectus and any prospectus supplement, including filings made with the SEC subsequent to the date hereof.

SUMMARIZED GUARANTOR FINANCIAL INFORMATION

We may offer and sell from time to time debt securities that may be guaranteed by our Subsidiary Guarantors. Our Subsidiary Guarantors include each of 9 East Shipping US, LLC, American Land Development, LLC, American Land Holdings of Colorado, LLC, American Land Holdings of Illinois, LLC, American Land Holdings of Indiana, LLC, American Land Holdings of Kentucky, LLC, Big Ridge, Inc., Big Sky Coal Company, BTU Western Resources, Inc., Conservancy Resources, LLC, El Segundo Coal Company, LLC, Hayden Gulch Terminal, LLC, Hillside Recreational Lands, LLC, Kayenta Mobile Home Park, Inc., Kentucky United Coal, LLC, Moffat County Mining, LLC, New Mexico Coal Resources, LLC, NGS Acquisition Corp., LLC, Peabody America, LLC, Peabody Arclar Mining, LLC, Peabody Asset Holdings, LLC, Peabody Bear Run Mining, LLC, Peabody Bear Run Services, LLC, Peabody Caballo Mining, LLC, Peabody Cardinal Gasification, LLC, Peabody China, LLC, Peabody COALSALES, LLC, Peabody COALTRADE, LLC, Peabody Colorado Operations, LLC, Peabody Colorado Services, LLC, Peabody Coulterville Mining, LLC, Peabody Development Company, LLC, Peabody Electricity, LLC, Peabody Employment Services, LLC, Peabody Gateway North Mining, LLC, Peabody Gateway Services, LLC, Peabody Global Funding, LLC, Peabody Global Investments, LLC, Peabody Holding Company, LLC, Peabody IC Funding Corp., Peabody Illinois Services, LLC, Peabody Indiana Services, LLC, Peabody International Investments, Inc., Peabody International Services, Inc., Peabody Investments Corp., Peabody Midwest Management Services, LLC, Peabody Midwest Mining, LLC, Peabody Midwest Operations, LLC, Peabody Midwest Services, LLC, Peabody Mongolia, LLC, Peabody Natural Gas, LLC, Peabody Natural Resources Company, Peabody New Mexico Services, LLC, Peabody Operations Holding, LLC, Peabody Powder River Mining, LLC, Peabody Powder River Operations, LLC, Peabody Powder River Services, LLC, Peabody Rocky Mountain Management Services, LLC, Peabody Rocky Mountain Services, LLC, Peabody Sage Creek Mining, LLC, Peabody School Creek Mining, LLC, Peabody Services Holdings, LLC, Peabody Southeast Mining, LLC, Peabody Twentymile Mining, LLC, Peabody Venezuela Coal Corp., Peabody Venture Fund, LLC, Peabody-Waterside Development, L.L.C., Peabody Western Coal Company, Peabody Wild Boar Mining, LLC, Peabody Wild Boar Services, LLC, Peabody Williams Fork Mining, LLC, Peabody Wyoming Services, LLC, PEC Equipment Company, LLC, R3 Renewables Holding, LLC, Sage Creek Holdings, LLC, Sage Creek Land & Reserves, LLC, Seneca Coal Company, LLC, Seneca Property, LLC, Shoshone Coal Corporation, Twentymile Coal, LLC, United Minerals Company, LLC and any other of our future subsidiaries specified in any prospectus supplement.

The applicable prospectus supplement will describe the terms of any guarantees. The guarantees will be issued pursuant to documents to be issued by us. You should read the particular terms of the documents, which will be described in more detail in the applicable prospectus supplement. The particular terms of any guarantees offered by any prospectus supplement, and the extent to which the general provisions summarized below may apply to the offered securities, will be described in the prospectus supplement.

In lieu of providing separate financial statements for our Subsidiary Guarantors, we include the accompanying unaudited summarized combined financial information of Peabody Energy Corporation and the Subsidiary Guarantors (collectively, the “Obligors”) after the elimination of intercompany transactions and balances among the Obligors and the elimination of equity in earnings from and investments in any subsidiary of Peabody Energy Corporation that is a non-guarantor (in millions).

Unaudited December 31, 2023
Current assets	$609.1
Noncurrent assets, less receivable from non-guarantor subsidiaries	2,183.4
Long-term receivable from non-guarantor subsidiaries	125.9
Current liabilities, less payable to non-guarantor subsidiaries	441.0
Current payable to non-guarantor subsidiaries	45.1
Noncurrent liabilities	1,087.5
Noncontrolling interests	2.1

Unaudited Year Ended December 31, 2023
Revenue	$2,192.3
Operating profit	38.9
Income from continuing operations before income taxes	66.2
Net income	64.8
Net income attributable to common stockholders	64.5

USE OF PROCEEDS

Unless otherwise indicated in the prospectus supplement, we will use all or a portion of the net proceeds from the sale of our securities offered by this prospectus and the prospectus supplement for general corporate purposes. General corporate purposes may include repayment of debt, capital expenditures, possible acquisitions and any other purposes that may be stated in any prospectus supplement. The net proceeds may be invested temporarily or applied to repay short-term or revolving debt until they are used for their stated purpose.

DESCRIPTION OF DEBT SECURITIES

We have summarized below general terms and conditions of the debt securities that we may offer and sell pursuant to this prospectus. When we offer to sell a particular series of debt securities, we will describe the specific terms and conditions of the series in a prospectus supplement to this prospectus. We will also indicate in the applicable prospectus supplement whether the general terms and conditions described in this prospectus apply to such series of debt securities. In addition, the terms and conditions of the debt securities of a series may be different in one or more respects from the terms and conditions described below. If so, those differences will be described in the applicable prospectus supplement. We may, but need not, describe any additional or different terms and conditions of those debt securities in an annual report on Form 10-K, a quarterly report on Form 10-Q or a current report on Form 8-K filed with the SEC, the information in which would be incorporated by reference in this prospectus and that report will be identified in the applicable prospectus supplement.

We will issue the debt securities in one or more series, which will consist of either our senior debt or our subordinated debt, under an indenture between us and a trustee. The debt securities of any series, whether senior or subordinated, may be issued as convertible debt securities or exchangeable debt securities. We may use different trustees for different series of debt securities issued under the indenture. The following summary of provisions of the indenture does not purport to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the indenture, including definitions therein of certain terms. This summary may not contain all of the information that you may find useful. The terms and conditions of the debt securities of each series will be set forth in those debt securities and may also be set forth in an indenture supplemental to the indenture. For a comprehensive description of any series of debt securities being offered pursuant to this prospectus, you should read both this prospectus and any applicable prospectus supplement.

We have filed the form of indenture as an exhibit to the registration statement of which this prospectus forms a part. A form of each debt security, reflecting the specific terms and provisions of that series of debt securities, will be filed with the SEC in connection with each offering and will be incorporated by reference in the registration statement of which this prospectus forms a part. Copies of the indenture, any supplemental indenture and any form of debt security that has been filed may be obtained in the manner described under “Where You Can Find More Information.” We also urge you to read the indenture, including any related supplemental indenture, applicable to a particular series of debt securities because they, and not this description, define your rights as the holders of debt securities.

Capitalized terms used and not defined in this summary have the meanings specified in the indenture. For purposes of this section of this prospectus, references to “we,” “us” and “our” are to Peabody Energy Corporation (parent company only) and not to any of its subsidiaries. References to the “applicable prospectus supplement” are to the prospectus supplement to this prospectus that describes the specific terms and conditions of a series of debt securities.

Covenants under agreements governing our other indebtedness, including our revolving credit facility, finance leases and surety bonding obligations, limit our ability to incur additional indebtedness. These restrictions are subject to a number of qualifications and exceptions and, under certain circumstances, debt incurred in compliance with these restrictions could be material. See “Risk Factors—Risks Related to Peabody’s Capital Structure—The Company may be able to incur more debt, including secured debt, which could increase the risks associated with its indebtedness” and “Risk Factors—Risks Related to Peabody’s Capital Structure—The terms of the agreements and instruments governing the Company’s debt and surety bonding obligations impose restrictions that may limit its operating and financial flexibility” in our Annual Report on Form 10-K for the year ended December 31, 2023, as the same may be updated from time to time, that we have incorporated by reference herein.

General

We may offer the debt securities from time to time in as many distinct series as we may determine. Our senior debt securities will be our senior obligations and will rank equally in right of payment with all of our senior indebtedness. If we issue subordinated debt securities, the terms of the subordination will be described in the applicable prospectus supplement. The indenture does not limit the amount of debt securities that we may issue under that indenture. We may, without the consent of the holders of the debt securities of any series, issue additional debt securities ranking equally with, and otherwise similar in all respects to, the debt securities of the series (except for the public offering price and the issue date) so that those additional debt securities will be consolidated and form a single series with the debt securities of the series previously offered and sold.

The debt securities of each series will be issued in fully registered form without interest coupons. The debt securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with the depository identified in the applicable prospectus supplement.

Debt securities denominated in U.S. dollars will be issued in minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof, unless otherwise specified in the applicable prospectus supplement. If the debt securities of a series are denominated in a foreign or composite currency, the applicable prospectus supplement will specify the denomination or denominations in which those debt securities will be issued.

Unless otherwise specified in the applicable prospectus supplement, we will repay the debt securities of each series at 100% of their principal amount, together with accrued and unpaid interest thereon at maturity, except if those debt securities have been previously redeemed or purchased and cancelled.

Unless otherwise specified in the applicable prospectus supplement, the debt securities of each series will not be listed on any securities exchange.

Provisions of Indenture

The indenture provides that debt securities may be issued under it from time to time in one or more series. For each series of debt securities, this prospectus and the applicable prospectus supplement will describe the following terms and conditions of that series of debt securities:

•	the title of the series;

•	the maximum aggregate principal amount, if any, established for debt securities of the series;

•

the person to whom any interest on a debt security of the series will be payable, if other than the person in whose name that debt security (or one or more predecessor debt securities) is registered at the close of business on the regular record date for that interest;

•	whether the debt securities rank as senior debt, subordinated debt or any combination thereof and the terms of any subordination;

•	the date or dates on which the principal of any debt securities of the series will be payable or the method used to determine or extend those dates;

•

the rate or rates at which any debt securities of the series will bear interest, if any, the date or dates from which interest, if any, will accrue, the interest payment dates on which interest, if any, will be payable and the regular record date for interest, if any, payable on any interest payment date;

•	the place or places where the principal of and premium, if any, and interest on any debt securities of the series will be payable and the manner in which any payment may be made;

•

the period or periods within which, the price or prices at which and the terms and conditions upon which any debt securities of the series may be redeemed, in whole or in part, at our option and, if other than by a board resolution, the manner in which any election by us to redeem the debt securities will be evidenced;

•

our obligation or right, if any, to redeem or purchase any debt securities of the series pursuant to any sinking fund or at the option of the holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any debt securities of the series will be redeemed or purchased, in whole or in part, pursuant to that obligation;

•	if other than minimum denominations of $2,000 and any integral multiples of $1,000 in excess thereof, the denominations in which any debt securities of the series will be issuable;

•

if the amount of principal of or premium, if any, or interest on any debt securities of the series may be determined with reference to a financial or economic measure or index or pursuant to a formula, the manner in which those amounts will be determined;

•

if other than U.S. dollars, the currency, currencies or currency units in which the principal of or premium, if any, or interest on any debt securities of the series will be payable and the manner of determining the equivalent thereof in U.S. dollars for any purpose;

•

if the principal of or premium, if any, or interest on any debt securities of the series is to be payable, at our election or the election of the holder thereof, in one or more currencies or currency units other than that or those in which those debt securities are stated to be payable, the currency, currencies or currency units in which the principal of or premium, if any, or interest on the debt securities as to which that election is made will be payable, the periods within which and the terms and conditions upon which that election is to be made and the amount so payable (or the manner in which that amount will be determined);

•

if other than the entire principal amount thereof, the portion of the principal amount of any debt securities of the series which will be payable upon declaration of acceleration of the maturity thereof pursuant to the indenture;

•

if the principal amount payable at the stated maturity of any debt securities of the series will not be determinable as of any one or more dates prior to the stated maturity, the amount which will be deemed to be the principal amount of those debt securities as of any date for any purpose, including the principal amount thereof which will be due and payable upon any maturity other than the stated maturity or which will be deemed to be outstanding as of any date prior to the stated maturity (or, in any case, the manner in which the amount deemed to be the principal amount will be determined);

•

if other than by a board resolution, the manner in which any election by us to defease any debt securities of the series pursuant to the indenture will be evidenced; whether any debt securities of the series other than debt securities denominated in U.S. dollars and bearing interest at a fixed rate are to be subject to the defeasance provisions of the indenture; or, in the case of debt securities denominated in U.S. dollars and bearing interest at a fixed rate, if applicable, that the debt securities of the series, in whole or any specified part, will not be defeasible pursuant to the indenture;

•

if applicable, that any debt securities of the series will be issuable in whole or in part in the form of one or more global securities and, in that case, the respective depositaries for those global securities and the form of any legend or legends which will be borne by any global securities, and any circumstances in which any global security may be exchanged in whole or in part for debt securities registered, and any transfer of a global security in whole or in part may be registered, in the name or names of persons other than the depositary for that global security or a nominee thereof and any other provisions governing exchanges or transfers of global securities;

•

any addition to, deletion from or change in the events of default applicable to any debt securities of the series and any change in the right of the trustee or the requisite holders of those debt securities to declare the principal amount thereof due and payable;

•	any addition to, deletion from or change in the covenants described in this prospectus applicable to debt securities of the series;

•

if the debt securities of the series are to be convertible into or exchangeable for cash and/or any securities or other property of any person (including us), the terms and conditions upon which those debt securities will be so convertible or exchangeable;

•

whether the debt securities of the series will be guaranteed by any Subsidiary Guarantor (as defined in this prospectus) and, if so, the identity of such Subsidiary Guarantor, the terms and conditions upon which those debt securities will be guaranteed and, if applicable, the terms and conditions upon which those guarantees may be subordinated to other indebtedness of the respective guarantors;

•

whether the debt securities of the series will be secured by any collateral and, if so, the terms and conditions upon which those debt securities will be secured and, if applicable, upon which those liens may be subordinated to other liens securing other indebtedness of us or of any guarantor;

•	if appropriate, a discussion of U.S. federal income tax consequences;

•	if other than the initial trustee is to act as trustee for the debt securities of such series, the name and corporate trust office of such trustee; and

•	any other terms of the debt securities of the series (which terms will not be inconsistent with the provisions of the indenture, except as permitted thereunder).

Interest and Interest Rates

General

In the applicable prospectus supplement, we will designate the debt securities of a series as being either debt securities bearing interest at a fixed rate of interest or debt securities bearing interest at a floating rate of interest. Each debt security will begin to accrue interest from the date on which it is originally issued. Interest on each debt security will be payable in arrears on the interest payment dates set forth in the applicable prospectus supplement and as otherwise described below and at maturity or, if earlier, the redemption date described below. Interest will be payable to the holder of record of the debt securities at the close of business on the record date for each interest payment date, which record dates will be specified in the applicable prospectus supplement.

As used in the indenture, the term “business day” means, with respect to debt securities of a series, any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or obligated by law or executive order to close in the place where the principal of and premium, if any, and interest on the debt securities of that series are payable.

Fixed Rate Debt Securities

If the debt securities of a series being offered will bear interest at a fixed rate of interest, the debt securities of that series will bear interest at the annual interest rate specified on the cover page of the applicable prospectus supplement. Interest on those debt securities will be payable semi-annually in arrears on the interest payment dates for those debt securities. If the maturity date, the redemption date or an interest payment date is not a business day, we will pay principal, premium, if any, the redemption price, if any, and interest on the next succeeding business day, and no interest will accrue from and after the relevant maturity date, redemption date or interest payment date to the date of that payment. Unless otherwise specified in the applicable prospectus supplement, interest on the fixed rate debt securities will be computed on the basis of a 360-day year of twelve 30-day months.

Floating Rate Debt Securities

If the debt securities of a series being offered will bear interest at a floating rate of interest, the debt securities of that series will bear interest during each relevant interest period at the rate determined as set forth in the applicable prospectus supplement. In the applicable prospectus supplement, we will indicate any spread or spread multiplier to be applied in the interest rate formula to determine the interest rate applicable in any interest period. The applicable prospectus supplement will identify the calculation agent for each series of floating rate debt securities, which will compute the interest accruing on the debt securities of the relevant series.

Payment and Transfer or Exchange

Principal of and premium, if any, and interest on the debt securities of each series will be payable, and the debt securities may be exchanged or transferred, at the office or agency maintained by us for that purpose (which initially will be the corporate trust office of the trustee). Payment of principal of and premium, if any, and interest on a global security registered in the name of or held by DTC or its nominee will be made in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of that global security. If any of the debt securities are not represented by a global security, payment of interest on certificated debt securities in definitive form may, at our option, be made by check mailed directly to holders at their registered addresses.

A holder may transfer or exchange any certificated debt securities in definitive form at the corporate trust office of the trustee. No service charge will be made for any registration of transfer or exchange of debt securities, but we may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

We are not required to transfer or exchange any debt security selected for redemption for a period of 15 days before sending of a notice of redemption of the debt security to be redeemed.

The registered holder of debt securities will be treated as the owner of those debt securities for all purposes.

Subject to any applicable abandoned property law, all amounts in respect of principal of and premium, if any, or interest on the debt securities paid by us that remain unclaimed two years after that payment was due and payable will be repaid to us, and the holders of those debt securities will thereafter look solely to us for payment.

Guarantees

Each prospectus supplement will describe, as to the debt securities to which it relates, any guarantees by us or our direct and indirect subsidiaries which may guarantee the debt securities, including the terms of subordination, if any, of such guarantees. Any such guarantees will be made only by certain of our subsidiaries, will be made on a joint and several basis and will be full and unconditional.

Covenants

The indenture sets forth limited covenants, including the covenant described below, that will apply to each series of debt securities issued under the indenture, unless otherwise specified in the applicable prospectus supplement. However, these covenants do not, among other things:

•	limit the amount of indebtedness or lease obligations that may be incurred by us or our subsidiaries;

•	limit our ability or that of our subsidiaries to issue, assume or guarantee debt secured by liens; or

•	restrict us from paying dividends or making distributions on our share capital or purchasing or redeeming our share capital.

Consolidation, Merger and Sale of Assets

Unless otherwise specified in the applicable prospectus supplement, the indenture provides that we may consolidate with or merge with or into any other person, and may sell, transfer, lease or convey all or substantially all of our properties and assets to another person, provided that the following conditions are satisfied:

•

we are the continuing entity, or the resulting, surviving or transferee person (the “Successor”) is a corporation, limited liability company, partnership (including a limited partnership), trust or other entity organized and validly existing under the laws of any domestic or foreign jurisdiction and the Successor (if not us) will expressly assume, by supplemental indenture or other document or instrument, all of our obligations under the debt securities and the indenture and, for each security that by its terms provides for conversion, provide for the right to convert that security in accordance with its terms;

•	immediately after giving effect to that transaction, no event of default under the indenture has occurred and is continuing; and

•

the trustee receives from us an officer’s certificate and an opinion of counsel that the merger, consolidation, transfer, sale, lease or conveyance and the supplemental indenture, as the case may be, complies with the applicable provisions of the indenture. If we consolidate or merge with or into any other person or sell, transfer, lease or convey all or substantially all of our properties and assets in accordance with the indenture, the Successor will be substituted for us under the indenture, with the same effect as if it had been an original party to the indenture. As a result, the Successor may exercise our rights and powers under the indenture, and we will be released from all our liabilities and obligations under the indenture and the debt securities.

Any substitution of the Successor for us might be deemed for federal income tax purposes to be an exchange of the debt securities for “new” debt securities, resulting in recognition of gain or loss for those purposes and possibly certain other adverse tax consequences to beneficial owners of the debt securities. Holders should consult their own tax advisors regarding the tax consequences of any substitution.

For purposes of this covenant, “person” means any individual, corporation, limited liability company, partnership (including limited partnership), joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

Events of Default

Unless otherwise specified in the applicable prospectus supplement, each of the following events are defined in the indenture as an “event of default” (whatever the reason therefor and whether or not it will be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) with respect to the debt securities of any series:

(1) default in the payment of any installment of interest on any debt securities of that series, which continues for 30 consecutive days after becoming due (subject to the deferral of any interest payment in case of an extension period);

(2) default in the payment of principal of or premium, if any, on any debt securities of that series when it becomes due and payable at its stated maturity, upon optional redemption, upon declaration or otherwise;

(3) default in the deposit of any sinking fund payment, which continues for 30 days after becoming due by the terms of any debt securities of that series;

(4) default in the performance, or breach, of any covenant or agreement of ours in the indenture with respect to the debt securities of that series (other than as referred to in clause (1), (2) or (3) above), which continues for a period of 90 days (except that, in the case of a default in the performance or breach of a reporting covenant, such period shall be 180 days) after written notice to us by the trustee or to us and the trustee by the holders of at least 30% in aggregate principal amount of the outstanding debt securities of that series;

(5) we, pursuant to or within the meaning of the Bankruptcy Law:

(A) commence a voluntary case or proceeding;

(B) consent to the entry of an order for relief against us in an involuntary case or proceeding;

(C) consent to the appointment of a Custodian of us or for all or substantially all of our property;

(D) make a general assignment for the benefit of our creditors;

(E) file a petition in bankruptcy or answer or consent seeking reorganization or relief; or

(F) consent to the filing of a petition in bankruptcy or the appointment of or taking possession by a Custodian; or take any comparable action under any foreign laws relating to insolvency;

(6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against us in an involuntary case, or adjudicates us insolvent or bankrupt;

(B) appoints a Custodian of us or for all or substantially all of our property; or

(C) orders the winding-up or liquidation of us (or any similar relief is granted under any foreign laws); and the order or decree remains unstayed and in effect for 90 days; or

(7) any other event of default provided with respect to debt securities of that series occurs as specified in a supplemental indenture. “Bankruptcy Law” means Title 11, United States Code or any similar federal or state or foreign law for the relief of debtors.

“Custodian” means any custodian, receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

If an event of default with respect to debt securities of any series (other than an event of default relating to certain events of bankruptcy, insolvency, or reorganization of us) occurs and is continuing, the trustee for that series by notice to us, or the holders of at least 30% in aggregate principal amount of the outstanding debt securities of that series by notice to us and the trustee, may declare the principal of and premium, if any, and accrued and unpaid interest on all the debt securities of that series to be due and payable. Upon a declaration of this type, that principal, premium and accrued and unpaid interest will be due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization of us occurs and is continuing, the principal of and premium, if any, and accrued and unpaid interest on the debt securities of that series will become and be immediately due and payable without any declaration or other act on the part of the trustee of that series or any holders.

The holders of not less than a majority in aggregate principal amount of the outstanding debt securities of any series may rescind a declaration of acceleration and its consequences, if we have deposited certain sums with the trustee and all events of default with respect to the debt securities of that series, other than the non-payment of the principal or interest which have become due solely by that acceleration, have been cured or waived, as provided in the indenture.

An event of default for a particular series of debt securities does not necessarily constitute an event of default for any other series of debt securities issued under the indenture.

We are required to furnish the trustee annually a statement by certain of our officers to the effect that, to the best of their knowledge, we are not in default in the fulfillment of any of our obligations under the indenture or, if there has been a default in the fulfillment of any obligation of us, specifying each default.

No holder of any debt securities of any series will have any right to institute any judicial or other proceeding with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy unless:

(1) an event of default has occurred and is continuing and that holder has given the trustee prior written notice of that continuing event of default with respect to the debt securities of that series;

(2) the holders of not less than 30% of the aggregate principal amount of the outstanding debt securities of that series have requested the trustee to institute proceedings in respect of that event of default;

(3) the trustee has been offered, and if requested, provided, indemnity satisfactory to it against its costs, expenses and liabilities in complying with that request;

(4) the trustee has failed to institute proceedings 60 days after the receipt of that notice, request and offer of indemnity; and

(5) no direction inconsistent with that written request has been given for 60 days by the holders of a majority in aggregate principal amount of the outstanding debt securities of that series.

The holders of a majority in aggregate principal amount of outstanding debt securities of a series will have the right, subject to certain limitations, to direct the time, method and place of conducting any proceeding for any remedy available to the trustee with respect to the debt securities of that series or exercising any trust or power conferred to the trustee, and to waive certain defaults. The indenture provides that if an event of default occurs and is continuing, the trustee will exercise those of its rights and powers under the indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of that person’s own affairs. The trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any of the holders of the debt securities of a series unless they will have offered, and if requested, provided, to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with that request.

Notwithstanding the foregoing, the holder of any debt security will have an absolute and unconditional right to receive payment of the principal of and premium, if any, and interest on that debt security on or after the due dates expressed in that debt security and to institute suit for the enforcement of payment.

Modification and Waivers

Modification and amendments of the indenture and the debt securities of any series may be made by us and the trustee with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding debt securities of that series affected thereby; provided, however, that no modification or amendment may, without the consent of the holder of each outstanding debt security of that series affected thereby:

•	change the stated maturity of the principal of, or installment of interest on, any debt security;

•

reduce the principal amount of any debt security or reduce the amount of the principal of any debt security which would be due and payable upon a declaration of acceleration of the maturity thereof or reduce the rate of interest on any debt security;

•	reduce any premium payable on the redemption of any debt security or change the date on which any debt security may or must be redeemed;

•	change the coin or currency in which the principal of or premium, if any, or interest on any debt security is payable;

•

impair the right of any holder to institute suit for the enforcement of any payment on or after the stated maturity of any debt security (or, in the case of redemption, on or after the redemption date);

•	reduce the percentage in principal amount of the outstanding debt securities, the consent of whose holders is required in order to take certain actions;

•	reduce the requirements for quorum or voting by holders of debt securities in the indenture or the debt security;

•

modify any of the provisions in the indenture regarding the waiver of past defaults and the waiver of certain covenants by the holders of debt securities except to increase any percentage vote required or to provide that certain other provisions of the indenture cannot be modified or waived without the consent of the holder of each debt security affected thereby;

•

make any change that adversely affects in any material respect the right to convert or exchange any debt security or decreases the conversion or exchange rate or increases the conversion price of any convertible or exchangeable debt security, unless that decrease or increase is permitted by the terms of the debt securities; or

•	modify any of the above provisions.

We and the trustee may, without the consent of any holders, modify or amend the terms of the indenture and the debt securities of any series with respect to the following:

•	to add to our covenants for the benefit of holders of the debt securities of all or any series or to surrender any right or power conferred upon us;

•

to evidence the succession of another person to, and the assumption by the successor of our covenants, agreements and obligations under, the indenture pursuant to the covenant described under “—Covenants—Consolidation, Merger and Sale of Assets”;

•	to add any additional events of default for the benefit of holders of the debt securities of all or any series;

•

to add one or more guarantees for the benefit of holders of the debt securities, and to evidence the release and discharge of any guarantor from its obligations under its guarantee of debt securities and its obligations under the indenture in accordance with the terms of the indenture;

•	to secure the debt securities pursuant to the covenants of the indenture;

•	to add or appoint a successor or separate trustee or other agent;

•	to provide for the issuance of additional debt securities of any series;

•	to establish the form or terms of debt securities of any series as permitted by the indenture;

•	to comply with the rules of any applicable securities depository;

•	to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

•

to add to, change or eliminate any of the provisions of the indenture in respect of one or more series of debt securities; provided that any such addition, change or elimination (a) shall neither (1) apply to any debt security of any series created prior to the execution of that supplemental indenture and entitled to the benefit of that provision nor (2) modify the rights of the holder of any debt security with respect to that provision or (b) shall become effective only when there is no debt security described in clause (1) outstanding;

•	to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act of 1939, as amended;

•

to conform any provision of the indenture, any supplemental indenture, one or more series of debt securities or any related guarantees or security documents to the description of such securities contained in our prospectus, prospectus supplement, offering memorandum or similar document with respect to the offering of the securities of such series;

•	to cure any ambiguity, omission, mistake, defect or inconsistency; or

•	to change any other provision; provided that the change does not materially adversely affect the interests of the holders of debt securities of any applicable series.

The holders of at least a majority in aggregate principal amount of the outstanding debt securities of any series may, on behalf of the holders of all debt securities of that series, waive compliance with certain restrictive provisions of the indenture. The holders of not less than a majority in aggregate principal amount of the outstanding debt securities of a series may, on behalf of the holders of all debt securities of that series, waive any past default and its consequences under the indenture with respect to the debt securities of that series, except a default (1) in the payment of principal of or premium, if any, or interest on debt securities of that series or (2) in respect of a covenant or provision of the indenture that cannot be modified or amended without the consent of the holder of each debt security of that series. Upon any waiver, that default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose of the indenture; however, no waiver will extend to any subsequent or other default or event of default or impair any rights consequent thereon.

Discharge, Defeasance and Covenant Defeasance

Unless otherwise specified in a prospectus supplement for any series of debt securities, we may discharge certain obligations to holders of the debt securities of a series that have not already been delivered to the trustee for cancellation and that either have become due and payable or will become due and payable within one year (or scheduled for redemption within one year) by depositing with the trustee, in trust, funds in U.S. dollars in an amount sufficient to pay the entire indebtedness including the principal and premium, if any, and interest to the date of deposit (if the debt securities have become due and payable) or to the maturity thereof or the redemption date of the debt securities of that series, as the case may be. We may direct the trustee to invest those funds in U.S. Treasury securities with a maturity of one year or less or in a money market fund that invests solely in short-term U.S. Treasury securities.

The indenture provides that we may elect either (1) to defease and be discharged from any and all obligations with respect to the debt securities of a series (except for, among other things, obligations to register the transfer or exchange of the debt securities, to replace temporary or mutilated, destroyed, lost or stolen debt securities, to maintain an office or agency with respect to the debt securities and to hold moneys for payment in trust) (“legal defeasance”) or (2) to be released from our obligations to comply with the restrictive covenants under the indenture, and any omission to comply with those obligations will not constitute a default or an event of default with respect to the debt securities of a series and clauses (4) and (7) under “—Events of Default” will no longer be applied (“covenant defeasance”). Legal defeasance or covenant defeasance, as the case may be, will be conditioned upon, among other things, the irrevocable deposit by us with the trustee, in trust, of an amount in U.S. dollars, or U.S. government obligations, or both, applicable to the debt securities of that series which through the scheduled payment of principal and interest in accordance with their terms will provide money in an amount sufficient to pay the principal of and premium, if any, and interest on the debt securities on the scheduled due dates therefor.

If we effect legal defeasance or covenant defeasance with respect to the debt securities of any series, the amount in U.S. dollars, or U.S. government obligations, or both, on deposit with the trustee will be sufficient to pay amounts due on the debt securities of that series at the time of the stated maturity but may not be sufficient to pay amounts due on the debt securities of that series at the time of the acceleration resulting from that event of default. However, we would remain liable to make payment of amounts due at the time of acceleration.

We will be required to deliver to the trustee an opinion of counsel that the deposit and related defeasance will not cause the holders and beneficial owners of the debt securities of that series to recognize income, gain or loss for federal income tax purposes. If we elect legal defeasance, that opinion of counsel must be based upon a ruling from the U.S. Internal Revenue Service or a change in law to that effect.

We may exercise our legal defeasance option notwithstanding our prior exercise of our covenant defeasance option.

Same-Day Settlement and Payment

Unless otherwise provided in the applicable prospectus supplement, the debt securities will trade in the same-day funds settlement system of DTC until maturity or until we issue the debt securities in certificated form. DTC will therefore require secondary market trading activity in the debt securities to settle in immediately available funds. We can give no assurance as to the effect, if any, of settlement in immediately available funds on trading activity in the debt securities.

Governing Law

The indenture and the debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

DESCRIPTION OF CAPITAL STOCK

General

We have the authority to issue a total of 450,000,000 shares of Common Stock, 100,000,000 shares of Preferred Stock, of which 50,000,000 were designated as Series A Convertible Preferred Stock (“Series A Preferred Stock”), and 50,000,000 shares of series common stock, par value $0.01 per share (“Series Common Stock”).

Our Board of Directors (the “Board”) is granted authority to issue both Preferred Stock and Series Common Stock of one or more series and, in connection with the creation of any such series, to fix by the resolution or resolutions providing for the issue of shares, any designation, voting powers, preferences and relative, participating, optional, or other special rights of such series, and the qualifications, limitations or restrictions attaching thereto.

We may not issue non-voting equity securities; provided, however, that such restriction shall (a) not apply beyond what is required under Section 1123(a)(6) of the Bankruptcy Code, (b) only have such force and effect for so long as Section 1123 of the Bankruptcy Code is in effect and applicable to us, and (c) in all events may be amended or eliminated in accordance with applicable law.

No Preemptive Rights

No holder of our capital stock has any preemptive right to subscribe for any shares of our capital stock issued in the future.

Common Stock

Voting Rights

Subject to the voting rights granted to Preferred Stock or Series Common Stock that may be outstanding from time to time, each share of our Common Stock shall be entitled to one vote per share, in person or by proxy, on all matters submitted to a vote for our stockholders on which the holders of Common Stock are entitled to vote. Except as otherwise required in our Fourth Amended and Restated Certificate of Incorporation, including the Certificate of Designation attached thereto (collectively, the “Charter”), our Second Amended and Restated Bylaws (the “Bylaws”) or by applicable law, the holders of voting stock shall vote together as one class on all matters submitted to a vote of stockholders generally. The Charter and Bylaws do not provide for cumulative voting in connection with the election of directors. Accordingly, holders of more than 50% of the shares voting will be able to elect all of the directors. However, in a contested election, a plurality of the votes shall be enough to elect a director. The holders of a majority of our voting stock issued and outstanding and entitled to vote at a meeting of stockholders, present in person or represented by proxy, constitute a quorum at any such meeting of stockholders for the transaction of business.

Dividend Rights

Subject to any dividend rights granted to Preferred Stock or Series Common Stock that may be outstanding from time to time, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock as may be declared thereon by the Board from time to time out of the assets or funds legally available. Before payment of any dividend, there may be set aside out of any funds available for dividends such sum or sums as the directors, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any of our property, or for such other purpose as the directors shall think conducive to our interests, and the directors may modify or abolish any such reserve in the manner in which it was created.

Liquidation Rights

The holders of Common Stock shall be entitled to share ratably in the net assets remaining after payment pursuant to any liquidation rights granted to Preferred Stock or Series Common Stock that may be outstanding from time to time.

No Conversion Rights, Sinking Fund or Redemption Provisions

The Common Stock does not have any conversion rights, sinking fund provisions or redemption provisions.

Preferred Stock

Series A Convertible Preferred Stock

In connection with our emergence from our Chapter 11 cases in April 2017, we issued shares of new Series A Preferred Stock in a private placement. Under the terms of the Certificate of Designation relating to the Series A Preferred Stock, all outstanding shares of Series A Preferred Stock were mandatorily converted into shares of Common Stock on January 31, 2018. As of April 1, 2024, there are no shares of Series A Preferred Stock outstanding.

Other Preferred Stock

As of April 1, 2024, there are no shares of any series of Preferred Stock outstanding. The Charter provides that the Board may, by resolution, establish one or more series of Preferred Stock having the number of shares and relative voting rights, designations, dividend rates, liquidation and other rights, preferences and limitations as may be fixed by the Board without further stockholder approval. The holders of our Preferred Stock may be entitled to preferences over common stockholders with respect to dividends, liquidation, dissolution or our winding up in such amounts as are established by the resolutions of the Board approving the issuance of such shares.

The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control without further action by the holders and may adversely affect voting and other rights of holders of our securities. In addition, issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire a majority of the outstanding shares of our voting stock.

Series Common Stock

As of April 1, 2024, there are no shares of Series Common Stock outstanding. The Charter provides that the Board may, by resolution, establish one or more series of Series Common Stock having the number of shares and relative voting rights, designations, dividend rates, liquidation and other rights, preferences and limitations as may be fixed by them without further stockholder approval. The holders of our Series Common Stock may be entitled to preferences over holders of Common Stock and holders of Preferred Stock with respect to dividends, liquidation, dissolution or our winding up in such amounts as are established by the resolutions of our Board approving the issuance of such shares of Series Common Stock.

The issuance of Series Common Stock may have the effect of delaying, deferring or preventing a change in control without further action by the holders and may adversely affect voting and other rights of holders of our securities. In addition, issuance of Series Common Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire a majority of the outstanding shares of our voting stock.

Provisions of Our Charter, Bylaws and Delaware Law That May Have an Anti-Takeover Effect

Preferred Stock and Series Common Stock

See above under “Preferred Stock” and “Series Common Stock.”

Special Meetings of Stockholders

The Charter and Bylaws provide that special meetings of the stockholders may be called by our Chairman of the Board, Chief Executive Officer, President or the Board. A special meeting of stockholders shall also be called by our secretary upon the written request of stockholders entitled to cast at least 40% of all votes entitled to be cast at the special meeting.

Advance Notice of Stockholder Meetings

Notice of any annual or special meeting of stockholders, stating the place (if any), date and hour of the meeting shall be given to each stockholder entitled to notice of such meeting not less than ten nor more than 60 days before the date of such meeting.

Advance Notice for Nominations or Stockholder Proposals at Meetings

The Bylaws also prescribe the procedure that a stockholder must follow to nominate directors or bring business before stockholder meetings.

Nominations of persons for election to the Board and the proposal of business at stockholder meetings may be made by (1) us, (2) the Chairman of the Board or (3) any stockholder entitled to vote and who makes the nomination or proposal pursuant to timely notice in proper written form to our Secretary in compliance with the procedures set forth in the Bylaws. For a stockholder to nominate a candidate for director or to bring other business before a meeting, we must receive notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days from such anniversary date, notice by the stockholder must be so delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is made. Notice of a nomination for director must also include a description of various matters regarding the nominee and the shareholder giving notice and comply with other procedures and requirements as set forth in the Bylaws.

In addition, the Bylaws permit a stockholder, or group of no more than 20 stockholders meeting specified eligibility requirements, to include director nominees in our proxy materials for annual meetings. In order to be eligible, stockholders must have owned 3% or more of the outstanding Common Stock continuously for at least three years. Requests to include stockholder-nominated candidates in our proxy materials must be delivered to us within the time periods applicable to stockholder notices of nominations as described in the preceding paragraph. The maximum number of stockholder nominated candidates is the greater of two directors or the largest whole number that does not exceed 20% of the number of directors in office as of last day on which a notice under these provisions is delivered. The Bylaws provide a process to determine which candidates under these provisions exceed the maximum permitted number. Each stockholder seeking to include a director nominee in our proxy materials pursuant to these provisions is required to provide certain information, as set forth in the Bylaws. A stockholder nominee must also meet certain eligibility requirements, as set forth in the Bylaws.

At a meeting of stockholders, only such business (other than the nomination of candidates for election as directors in accordance with the Bylaws) will be conducted or considered as is properly brought before the annual meeting or a special meeting as specified in the Bylaws.

Action by Written Consent

The Charter prohibits action by written consent by stockholders.

Directors

The Board shall consist of at least three members and no more than 15, and may be fixed from time to time by a resolution adopted by the Board or by the stockholders. As of April 1, 2024, there are ten members of the Board. The Board will be reduced by two directors effective at the Company’s 2024 Annual Meeting of Stockholders. Directors need not be stockholders but are subject to our policy that requires that they hold shares of Common Stock having a value equal to a specified multiple of their annual retainer.

Each director to be elected by stockholders shall be elected by a majority vote of the stockholders, except that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of votes. There is no cumulative voting in the election of directors. Directors may be removed, with or without cause, by a majority vote of our voting stock. Any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. All directors will be in one class and serve for a term ending at the annual meeting following the annual meeting at which the director was elected.

The Board is authorized to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the directors present at any regular or special meeting, subject to the power of the voting stock to adopt, amend, alter or repeal the Bylaws made by the Board. Notwithstanding anything in the Charter or Bylaws to the contrary, a vote of holders of 75% or more of our voting stock is required to adopt, amend, alter or repeal any provision inconsistent with the foregoing or the manner in which action may be taken by voting stock.

Delaware Law

The Company is a Delaware corporation subject to Section 203 of the Delaware General Corporation Law. Section 203 provides that, subject to certain exceptions specified in the law, a Delaware corporation shall not engage in certain “business combinations” with any “interested stockholder” for a three-year period following the time that the stockholder became an interested stockholder unless:

•	prior to such time, the Board approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, excluding certain shares; or

•

at or subsequent to that time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an “interested stockholder” is a person who, together with that person’s affiliates and associates, owns, or within the previous three years did own, 15% or more of our outstanding voting stock.

Under certain circumstances, Section 203 makes it more difficult for a person who would be an “interested stockholder” to effect various business combinations for a three-year period. The provisions of Section 203 may encourage companies or other persons interested in acquiring us to negotiate in advance with the Board because the stockholder approval requirement would be avoided if the Board approves either the business combination or the transaction that results in the stockholder becoming an interested stockholder. These provisions also may have the effect of preventing changes in the Board and may make it more difficult to accomplish transactions that stockholders may otherwise deem to be in their best interests.

Registrar and Transfer Agent

The registrar and transfer agent for the Common Stock is Equiniti Trust Company, LLC.

Listing

The Common Stock is listed on the NYSE under the symbol “BTU.”

DESCRIPTION OF WARRANTS

The following description of the warrant agreements summarizes certain general terms that will apply to any warrants that we may offer. The description is not complete, and we refer you to the warrant agreements, which will be filed with the SEC promptly after the offering of any warrants and will be available as described under the heading “Incorporation of Certain Documents by Reference” in this prospectus.

We may issue warrants to purchase debt securities, common stock, preferred stock or other securities. We may issue warrants independently or as part of a unit with other securities. Warrants sold with other securities as a unit may be attached to or separate from the other securities. We will issue warrants under one or more warrant agreements between us and a warrant agent that we will name in the applicable prospectus supplement.

The prospectus supplement relating to any warrants we may offer will include specific terms relating to the offering, including a description of any other securities sold together with the warrants. These terms will include some or all of the following:

•	the title of the warrants;

•	the aggregate number of warrants offered;

•	the price or prices at which the warrants will be issued;

•	the currency or currencies, including composite currencies, in which the prices of the warrants may be payable;

•

the designation, number and terms of the debt securities, common stock, preferred stock or other securities or rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies or indices, purchasable upon exercise of the warrants and procedures by which those numbers may be adjusted; the exercise price of the warrants and the currency or currencies, including composite currencies, in which such price is payable;

•	the dates or periods during which the warrants are exercisable;

•	the designation and terms of any securities with which the warrants are issued as a unit;

•	if the warrants are issued as a unit with another security, the date on and after which the warrants and the other security will be separately transferable;

•	if the exercise price is not payable in U.S. dollars, the foreign currency, currency unit or composite currency in which the exercise price is denominated;

•	any minimum or maximum amount of warrants that may be exercised at any one time;

•	any terms relating to the modification of the warrants; and

•	any other terms of the warrants, including terms, procedures and limitations relating to the transferability, exchange, exercise or redemption of the warrants.

Warrants issued for securities other than our debt securities, common stock or preferred stock will not be exercisable until at least one year from the date of sale of the warrant.

DESCRIPTION OF UNITS

The following descriptions of the units and any applicable underlying security or pledge or depository arrangements summarize certain general terms that will apply to the applicable agreements of any units we may offer. These descriptions do not restate those agreements in their entirety. We urge you to read the applicable agreements because they, and not the summaries, define your rights as holders of the units. We will make copies of the relevant agreements available as described under the heading “Incorporation of Certain Documents by Reference” in this prospectus.

As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•

the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

DESCRIPTION OF GUARANTEES

We may issue guarantees of debt securities.

The applicable prospectus supplement will describe the terms of any guarantees. The guarantees will be issued pursuant to documents to be issued by us. You should read the particular terms of the documents, which will be described in more detail in the applicable prospectus supplement. The particular terms of any guarantees offered by any prospectus supplement, and the extent to which the general provisions summarized below may apply to the offered securities, will be described in the prospectus supplement.

A prospectus supplement relating to any series of guarantees being offered will include specific terms relating to the offering. They will include, where applicable:

•	the securities to which the guarantees apply;

•	whether the guarantees are senior or subordinate to other guarantees or debt;

•	the terms under which the guarantees may be amended, modified, waived, released or otherwise terminated, if different from the provisions applicable to the guaranteed debt securities; and

•	any additional term of the guarantees.

PLAN OF DISTRIBUTION

We may sell the securities offered by this prospectus from time to time:

•	to or through underwriting syndicates represented by managing underwriters;

•	through one or more underwriters without a syndicate for them to offer and sell to the public;

•	through dealers or agents;

•	in “at the market offerings” to or through a market maker or into an existing trading market, or a securities exchange or otherwise;

•	one or more purchasers directly; or

•	through a combination of any of these methods of sale or by any other legally available means.

A distribution of the securities offered by this prospectus may also be effected through the issuance of derivative securities, including without limitation, warrants, subscriptions, exchangeable securities, forward delivery contracts and the writing of options. In addition, the manner in which we may sell some or all of the securities covered by this prospectus includes, without limitation, through:

•	a block trade in which a broker-dealer will attempt to sell as agent, but may position or resell a portion of the block, as principal, in order to facilitate the transaction;

•	purchases by a broker-dealer, as principal, and resale by the broker-dealer for its account;

•	ordinary brokerage transactions and transactions in which a broker solicits purchasers; or

•	privately negotiated transactions.

We may also enter into derivative, hedging, forward sale, option or other types of transactions. For example, we may:

•

enter into transactions with a broker-dealer or affiliate thereof in connection with which such broker-dealer or affiliate will engage in short sales of, or maintain short positions in, Common Stock pursuant to this prospectus, in which case such broker-dealer or affiliate may use Common Stock received from us to close out or hedge its short positions;

•	sell securities short and redeliver such shares to close out or hedge our short positions;

•

enter into option or other types of transactions that require us to deliver Common Stock to a broker-dealer or an affiliate thereof, who will then resell or transfer the Common Stock under this prospectus; or

•

loan or pledge Common Stock to a broker-dealer or an affiliate thereof or others, who may sell the loaned shares or, in an event of default in the case of a pledge, sell the pledged shares pursuant to this prospectus.

In addition, we may enter into derivative, hedging, forward sale, option or other types of transactions with third parties, or sell securities not covered by this prospectus to third parties, through a stock exchange, including block trades or ordinary broker’s transactions, or through broker-dealers acting either as principal or agent, or through an underwritten public offering, through privately negotiated transactions or through a combination of any such methods of sale. In connection with such a transaction, the third parties may sell securities covered by and pursuant to this prospectus and an applicable prospectus supplement or pricing supplement, as the case may be. If so, the third party may use securities borrowed from us or others to settle such sales and may use securities received from us to close out or hedge any related short positions. We may also loan or pledge securities covered by this prospectus and an applicable prospectus supplement to third parties, who may sell the loaned securities or, in an event of default in the case of a pledge, sell the pledged securities pursuant to this prospectus and the applicable prospectus supplement or pricing supplement, as the case may be.

If indicated in an applicable prospectus supplement, we may sell shares of our Common Stock under a direct stock purchase and dividend reinvestment plan. The terms of any such plan will be set forth in the applicable prospectus supplement.

A prospectus supplement with respect to each series of securities will state the terms of the offering of the securities, including:

•	the terms of the offering;

•	the name or names of any underwriters, dealers or agents involved in the sale of the offered securities and the amount of securities underwritten or purchased by each of them, if any;

•	the purchase price and the proceeds to us from that sale;

•	any delayed delivery arrangements;

•	the terms of any subscription rights;

•	any underwriting discounts and commissions or agents’ fees and other items constituting underwriters’ or agents’ compensation;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the offered securities may be listed.

The offer and sale of the securities described in this prospectus by us or the underwriters or the third parties described above may be effected from time to time in one or more transactions, including privately negotiated transactions, either:

•	at a fixed price or prices, which may be changed;

•	at market prices prevailing at the time of sale, including in “at the market offerings”;

•	at prices related to the prevailing market prices; or

•	at negotiated prices.

Underwriting Compensation

Any public offering price and any fees, discounts, commissions, concessions or other items constituting compensation allowed or reallowed or paid to underwriters, dealers, agents or remarketing firms may be changed from time to time. Underwriters, dealers, agents and remarketing firms that participate in the distribution of the offered securities may be “underwriters” as defined in the Securities Act. Any discounts or commissions they receive from us and any profits they receive on the resale of the offered securities may be treated as underwriting discounts and commissions under the Securities Act. We will identify any underwriters, agents or dealers and describe their fees, commissions or discounts in the applicable prospectus supplement or pricing supplement, as the case may be.

Underwriters and Agents

If underwriters are used in the sale, the offered securities will be acquired by the underwriters for their own account. The underwriters may resell the offered securities in one or more transactions, including negotiated transactions. The offered securities may be offered through an underwriting syndicate represented by one or more managing underwriters or through one or more underwriter(s). Unless otherwise specified in connection with any particular offering of securities, the obligations of the underwriters to purchase the offered securities will be subject to certain conditions contained in an underwriting agreement that we will enter into with the underwriters at the time of the sale to them. The underwriters will be obligated to purchase all of the offered securities if any are purchased, unless otherwise specified in connection with any particular offering of securities. Any initial public offering price and any discounts or concessions allowed, reallowed or paid to dealers may be changed from time to time.

We may designate agents to sell the offered securities. Unless otherwise specified in connection with any particular offering of securities, the agents will agree to use their best efforts to solicit purchases for the period of their appointment. We may also sell the offered securities to one or more remarketing firms, acting as principals for their own accounts or as agents for us. These firms will remarket the offered securities upon purchasing them in accordance with a redemption or repayment pursuant to the terms of the offered securities. A prospectus supplement or pricing supplement, as the case may be, will identify any remarketing firm and will describe the terms of its agreement, if any, with us, and its compensation.

In connection with offerings made through underwriters or agents, we may enter into agreements with such underwriters or agents pursuant to which we receive our outstanding securities in consideration for the securities being offered to the public for cash. In connection with these arrangements, the underwriters or agents may also sell securities covered by this prospectus to hedge their positions in these outstanding securities, including in short sale transactions. If so, the underwriters or agents may use the securities received from us under these arrangements to close out any related open borrowings of securities.

Dealers

We may sell the offered securities to dealers as principals. We may negotiate and pay dealers’ commissions, discounts or concessions for their services. The dealer may then resell such securities to the public either at varying prices to be determined by the dealer or at a fixed offering price agreed to with us at the time of resale. Dealers engaged by us may allow other dealers to participate in resales.

Direct Sales

We may choose to sell the offered securities directly to multiple purchasers or a single purchaser. In this case, no underwriters or agents would be involved.

Market Making, Stabilization and Other Transactions

Each series of securities will be a new issue of securities and will have no established trading market, other than our Common Stock, which is listed on the NYSE. Any Common Stock sold pursuant to a prospectus supplement will be listed on the NYSE, subject to official notice of issuance. Any underwriters to whom we sell securities for public offering and sale may make a market in the securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice. The securities, other than Common Stock, may or may not be listed on a national securities exchange, and any such listing if pursued will be described in the applicable prospectus supplement.

To facilitate the offering of the securities, certain persons participating in the offering may engage in transactions that stabilize, maintain, or otherwise affect the price of the securities. This may include over-allotments or short sales of the securities, which involves the sale by persons participating in the offering of more securities than we sold to them. In these circumstances, these persons would cover the over-allotments or short positions by making purchases in the open market or by exercising their over-allotment option. In addition, these persons may stabilize or maintain the price of the debt securities by bidding for or purchasing debt securities in the open market or by imposing penalty bids, whereby selling concessions allowed to dealers participating in the offering may be reclaimed if securities sold by them are repurchased in connection with stabilization transactions. The effect of these transactions may be to stabilize or maintain the market price of the securities at a level above that which might otherwise prevail in the open market. These transactions may be discontinued at any time.

Indemnification; Other Relationships

We may agree to indemnify underwriters, dealers, agents and remarketing firms against certain civil liabilities, including liabilities under the Securities Act and to make contribution to them in connection with those liabilities. Underwriters, dealers, agents and remarketing firms, and their affiliates, may engage in transactions with, or perform services for us, and our affiliates, in the ordinary course of business, including commercial banking transactions and services.

LEGAL MATTERS

The validity of the securities offered by this prospectus will be passed upon for us by Womble Bond Dickinson (US) LLP, Charlotte, North Carolina and by Dentons Bingham Greenebaum LLP, Evansville, Indiana. Womble Bond Dickinson (US) LLP and any counsel for any underwriters, dealers or agents will rely on Dentons Bingham Greenebaum LLP as to certain matters of Indiana law.

EXPERTS

The consolidated financial statements of Peabody Energy Corporation appearing in Peabody Energy Corporation’s Annual Report (Form 10-K) for the year ended December 31, 2023, and the effectiveness of Peabody Energy Corporation’s internal control over financial reporting as of December 31, 2023, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon included therein, and incorporated herein by reference. Such financial statements are, and audited financial statements to be included in subsequently filed documents will be, incorporated herein in reliance upon the reports of Ernst & Young LLP pertaining to such financial statements and the effectiveness of our internal control over financial reporting as of the respective dates (to the extent covered by consents filed with the Securities and Exchange Commission) given on the authority of such firm as experts in accounting and auditing.

ABOUT THE SUBSIDIARY GUARANTORS

If specified in any accompanying prospectus supplement respecting a series of debt securities, certain Subsidiary Guarantors may jointly and severally, fully, irrevocably and unconditionally guarantee our payment obligations under any series of debt securities offered by this prospectus. For financial information concerning our Subsidiary Guarantors, please refer to “Summarized Guarantor Financial Information.”

For additional information as to our and our subsidiaries’ business, properties, and financial condition, please refer to the documents cited in “Where You Can Find More Information.”

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports and other information with the SEC. You may access and read our SEC filings, through the SEC’s Internet site at www.sec.gov. This site contains reports and other information that we file electronically with the SEC. Copies of certain information filed by us with the SEC are also available to the public on our website at http://www.peabodyenergy.com. Information contained on our website is not part of this prospectus or any prospectus supplement. You may request copies of our filings, at no cost, by telephone at (314) 342-3400 or by mail at: Peabody Energy Corporation, 701 Market Street, Suite 700, St. Louis, Missouri 63101, Attention: Investor Relations.

We have filed with the SEC a registration statement under the Securities Act with respect to the securities offered by this prospectus. This prospectus, which constitutes part of the registration statement, does not contain all of the information presented in the registration statement and its exhibits and schedules. Our descriptions in this prospectus of the provisions of documents filed as exhibits to the registration statement or otherwise filed with the SEC are only summaries of the terms of those documents that we consider material. If you want a complete description of the content of the documents, you should obtain the documents yourself by following the procedures described above.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We have elected to “incorporate by reference” certain information into this prospectus, which means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus.

We incorporate by reference our:

•	Annual Report on Form 10-K for the year ended December 31, 2023, as filed on February 23, 2024;

•

Definitive Proxy Statement on Schedule 14A, as filed on March 28, 2024 (solely those portions that were incorporated by reference into Part III of our Annual Report on Form 10-K for the year ended December 31, 2023);

•

Current Report on Form 8-K filed with the SEC on January 18, 2024, including any amendments thereto; provided, however, we do not incorporate by reference any information furnished under Item 2.02 or Item 7.01 or any exhibits furnished in connection therewith and included in any of these Current Reports on Form 8-K; and

•

Form 8-A filed with the SEC on April  3, 2017, as amended by the description of our common stock contained in Exhibit 4.7 to our Annual Report on Form 10-K for the year ended December 31, 2023, and as amended by any subsequent amendment or report filed for the purpose of updating the description.

We are also incorporating by reference all other reports that we file in the future with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until the date of the completion of the offerings to which this prospectus relates; provided, however, that we are not incorporating any information furnished under either Item 2.02 or Item 7.01 of any Current Report on Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes that statement. Any statement that is modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table reflects an itemization of all fees and expenses, other than underwriting discounts and commissions, expected to be incurred by Peabody Energy Corporation in connection with the issuance and distribution of the securities being registered hereby.

SEC registration fee	$(1)
Legal fees and expenses	(2)
Accounting fees and expenses	(2)
Trustees’ fees and expenses	(2)
Printing fees	(2)
Transfer agent fees	(2)
Rating agencies’ fees	(2)
Miscellaneous expenses	(2)

Total	$(2)

(1)	In accordance with Rules 456(b) and 457(r) of the Securities Act, we are deferring payment of the registration fee for the securities offered.
(2)

The amount of securities and number of offerings are indeterminable and the expenses cannot be estimated at this time. The applicable prospectus supplement will set forth the estimated amount of such expenses payable in respect of any offering of the securities.

Item 15. Indemnification of Directors and Officers.

Delaware

Delaware Corporation Registrants

Peabody Energy Corporation, Big Sky Coal Company, BTU Western Resources, Inc., Kayenta Mobile Home Park, Inc., Peabody IC Funding, Corp., Peabody International Investments, Inc., Peabody International Services, Inc., Peabody Investments Corp., Peabody Venezuela Coal Corp., Peabody Western Coal Company, and Shoshone Coal Corporation (the “Delaware Corporation Registrants”) are incorporated in the State of Delaware. Section 145 of the Delaware General Corporation Law provides that, among other things, a corporation may indemnify directors and officers as well as other employees and agents of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, a “derivative action”), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

Article Seventh of our fourth amended and restated certificate of incorporation (as amended, including the Certificate of Amendment) and Article IV of our second amended and restated bylaws requires indemnification to the fullest extent permitted by Delaware law. Our fourth amended and restated certificate of incorporation requires indemnification and the advancement of expenses incurred by officers or directors in relation to any action, suit or proceeding. Similar provisions are contained in the certificate of incorporation and/or bylaws of the other Delaware Corporation Registrants.

Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any transaction from which the director derives an improper personal benefit, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law (certain illegal distributions) or (iv) for any breach of a director’s duty of loyalty to the company or its stockholders. Article Seventh of our fourth amended and restated certificate of incorporation (as amended, including the Certificate of Amendment) includes such a provision.

In connection with our existing indemnification procedures and policies and the rights provided for by our fourth amended and restated certificate of incorporation and amended and restated by-laws, we have executed indemnification agreements with our directors and executive officers.

Pursuant to those agreements, to the fullest extent permitted by the laws of the State of Delaware, we have agreed to indemnify those persons against any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the indemnified person is or was or has agreed to serve at our request as a director, officer, employee or agent, or while serving as our director or officer, is or was serving or has agreed to serve at our request as a director, officer, employee or agent (which, for purposes of the indemnification agreements, includes a trustee, partner, manager or a position of similar capacity) of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The indemnification provided by these agreements is from and against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnified person or on his or her behalf in connection with the action, suit or proceeding and any appeal therefrom, but shall only be provided if the indemnified person acted in good faith and in a manner the indemnified person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe the indemnified person’s conduct was unlawful.

We have obtained officers’ and directors’ liability insurance which insures against liabilities that our officers and directors, in such capacities, may incur.

Delaware LLC Registrants

9 East Shipping US, LLC, American Land Development, LLC, American Land Holdings of Colorado, LLC, American Land Holdings of Illinois, LLC, American Land Holdings of Indiana, LLC, American Land Holdings of Kentucky, LLC, Conservancy Resources, LLC, El Segundo Coal Company, LLC, Hayden Gulch Terminal, LLC, Hillside Recreational Lands, LLC, Moffat County Mining, LLC, New Mexico Coal Resources, LLC, NGS Acquisition Corp., LLC, Peabody America, LLC, Peabody Asset Holdings, LLC, Peabody Bear Run Mining, LLC, Peabody Bear Run Services, LLC, Peabody Caballo Mining, LLC, Peabody Cardinal Gasification, LLC, Peabody China, LLC, Peabody COALSALES, LLC, Peabody COALTRADE, LLC, Peabody Colorado Operations, LLC, Peabody Colorado Services, LLC, Peabody Coulterville Mining, LLC, Peabody Development Company, LLC, Peabody Electricity, LLC, Peabody Employment Services, LLC, Peabody Gateway North Mining, LLC, Peabody Gateway Services, LLC, Peabody Global Funding, LLC, Peabody Global Investments, LLC, Peabody Holding Company, LLC, Peabody Illinois Services, LLC, Peabody Indiana Services, LLC, Peabody Midwest Management Services, LLC, Peabody Midwest Operations, LLC, Peabody Midwest Services, LLC, Peabody Mongolia, LLC, Peabody Natural Gas, LLC, Peabody New Mexico Services, LLC, Peabody Operations Holding, LLC, Peabody Powder River Mining, LLC, Peabody Powder River Operations, LLC, Peabody Powder River Services, LLC, Peabody Rocky Mountain Management Services, LLC, Peabody Rocky Mountain Services, LLC, Peabody Sage Creek Mining, LLC, Peabody School Creek Mining, LLC, Peabody Services Holdings, LLC, Peabody Southeast Mining, LLC, Peabody Twentymile Mining, LLC, Peabody Venture Fund, LLC, Peabody-Waterside Development, L.L.C., Peabody Wild Boar Mining, LLC, Peabody Wild Boar Services, LLC, Peabody Williams Fork Mining, LLC, Peabody Wyoming Services, LLC, PEC Equipment Company, LLC, R3 Renewables Holding, LLC, Sage Creek Holdings, LLC, Sage Creek Land & Reserves, LLC, Seneca Coal Company, LLC, Seneca Property, LLC, and Twentymile Coal, LLC (the “Delaware LLC Registrants”) are organized in the State of Delaware. Delaware limited liability companies are permitted by Section 18-108 of the Delaware Limited Liability Company Act, subject to such standards and restrictions, if any, as are set forth in each limited liability company agreement, to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The Operating Agreements of the Delaware LLC Registrants generally provide that the company shall indemnify the member, each director, manager, officer, employee, shareholder, controlling person, agent and representative of the LLC or the member with respect to claims arising out of or incidental to the business or activities related to the LLC, if such indemnitee determined in good faith that such conduct was in the best interest of the LLC and such indemnitee’s conduct did not constitute fraud, gross negligence or willful misconduct and was within the scope of the indemnitee’s authority.

Each Delaware limited liability company may purchase and maintain insurance on behalf of any director or officer of such limited liability company against any liability asserted against such person, whether or not such limited liability company would have the power to indemnify such person against such liability under the respective provisions of the limited liability company agreement or otherwise.

Delaware General Partnership Registrant

Peabody Natural Resources Company (the “Delaware General Partnership Registrant”) is organized in the state of Delaware. Section 15-110 of the Delaware Revised Uniform Partnership Act provides that, subject to such standards and restrictions, if any, as are set forth in its partnership agreement, a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

The Third Amended and Restated Partnership Agreement of Peabody Natural Resources Company provides that each partner will indemnify and hold harmless the other partner and the partnership against any indebtedness or obligation of the other incurred either before or after the execution of the agreement, except for those responsibilities, liabilities, indebtedness or obligations assumed or incurred by the partnership pursuant to the terms of the agreement.

Illinois

Illinois Corporation Registrant

Big Ridge, Inc. (the “Illinois Corporation Registrant”) is incorporated in the State of Illinois. The bylaws of Big Ridge, Inc. provide for the indemnification of directors and officers consistent with the provisions of the Illinois Business Corporation Act (“IBCA”), as amended, as it currently exists or may hereafter be amended. Section 8.75 of the IBCA provides that a corporation may indemnify any person who, by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than one brought on behalf of the corporation, against actual and reasonable expenses (including attorneys’ fees), judgments, fines and settlement payments incurred in connection with the action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of such corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. In the case of actions on behalf of the corporation, indemnification may extend only to actual and reasonable expenses (including attorneys’ fees) incurred in connection with the defense or settlement of such action or suit and only if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no such indemnification is permitted in respect of any claim, issue or matter as to which such person is adjudged to be liable to the corporation except to the extent that the adjudicating court otherwise provides. To the extent that a present or former director, officer or employee of the corporation has been successful in defending any such action, suit or proceeding (even one on behalf of the corporation) or in defense of any claim, issue or matter therein, such person is entitled to indemnification for actual and reasonable expenses (including attorneys’ fees) incurred by such person in connection therewith if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation. The indemnification provided for by the IBCA is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, and a corporation may maintain insurance on behalf of any person who is or was a director, officer, employee or agent against liabilities for which indemnification is not expressly provided by the IBCA.

Indiana

Indiana LLC Registrants

Kentucky United Coal, LLC, Peabody Arclar Mining, LLC, Peabody Midwest Mining, LLC and United Minerals Company, LLC, (the “Indiana LLC Registrants”) are organized in the State of Indiana. Section 23-18-2-2 of the Indiana Business Flexibility Act (“Indiana LLC Law”) provides that, unless the limited liability company’s articles of organization provide otherwise, every limited liability company has the power to indemnify and hold harmless any member, manager, agent, or employee from and against any and all claims and demands, except in the case of an action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness and subject to any standards and restrictions set forth in a written operating agreement. Section 23-18-4-4 of the Indiana LLC Law provides that a written operating agreement may provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

The Operating Agreements of the Indiana LLC Registrants provide that each shall indemnify each member, director, manager, officer, employee, shareholder, controlling person, agent and representative of the Indiana LLC Registrants and their Members, and such person’s heirs executors or administrators, from and against any all losses, claims, demands, damages, liabilities (joint or several), reasonable expenses of any nature, judgments, fines, reasonable settlements and other amounts reasonably arising from any and all claims (unless asserted by the Indiana LLC Registrants against the indemnitee) in which the indemnitee may be involved, or threatened to be involved, arising from conduct of an indemnitee in furtherance of or incidental to the activities of the Indiana LLC Registrants, regardless of whether such indemnitee continues in such capacity at the time such liability or expense is paid or incurred, if such indemnitee possessed a good faith belief that such conduct was within the scope of indemnitee’s authority and would inure to the benefit of the Indiana LLC Registrant and if such indemnitee’s conduct did not constitute fraud or willful misconduct. All recoveries for claims of indemnity shall be limited to the assets of the applicable Indiana LLC Registrant; and there shall be no recourse against a member of an Indiana LLC Registrant.

Item 16.

(a) Exhibits

Exhibit No.	Description of Exhibit

1.1**	Form of Underwriting Agreement (Debt)

1.2**	Form of Underwriting Agreement (Equity)

1.3**	Form of Underwriting Agreement (Preferred Stock)

1.4**	Form of Underwriting Agreement (Units)

1.5**	Form of Underwriting Agreement (Warrants)

3.1	Fourth Amended and Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed April 3, 2017)

3.2	Second Amended and Restated By-Laws of the Registrant (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K filed December 8, 2023)

4.1	Specimen of stock certificate representing the Registrant’s Common Stock, $0.01 par value (Incorporated by reference to Exhibit 4.13 to Amendment No. 4 to the Registrant’s Form S-1 Registration Statement No. 333-55412, filed May 1, 2001)

4.2	Description of Securities (Incorporated by reference to Exhibit 4.7 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2023)

4.3	Form of Indenture between the issuer of debt securities and the trustee (Incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-3, No. 333-254765, filed on March 26, 2021)

4.4**	Form of Debt Security issued under the Indenture

4.5**	Form of Warrant Agreement

4.6**	Form of Unit Agreement

4.7**	Form of Certificate of Designations for Preferred Stock

4.8**	Form of Preferred Stock Share Certificate

5.1*	Opinion of Womble Bond Dickinson (US) LLP

5.2*	Opinion of Dentons Bingham Greenebaum LLP

23.1*	Consent of Womble Bond Dickinson (US) LLP (included in Exhibit 5.1)

23.2*	Consent of Dentons Bingham Greenebaum LLP (included in Exhibit 5.2)

23.3*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

24*	Power of Attorney (included on signature pages)

25.1*	Statement of Eligibility on Form T-1 to act as trustee under the Indenture.

107*	Filing Fee Table

*	Filed herewith.
**	To be filed, if necessary, by amendment or as an exhibit to a document to be incorporated by reference herein in connection with an offering.

Item 17. Undertakings.

(a) The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” or “Calculation of Registration Fee” table, as applicable, in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri as of April 8, 2024.

PEABODY ENERGY CORPORATION

By:	/s/ James C. Grech
James C. Grech
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ James C. Grech James C. Grech	President and Chief Executive Officer, Director (Principal Executive Officer)

/s/ Mark A. Spurbeck Mark A. Spurbeck	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Samantha Algaze Samantha Algaze	Director

/s/ M. Katherine Banks M. Katherine Banks	Director

/s/ Andrea Bertone Andrea Bertone	Director

/s/ Bill Champion Bill Champion	Director

/s/ Nicholas Chirekos Nicholas Chirekos	Director

/s/ Stephen Gorman Stephen Gorman	Director

/s/ Joe Laymon Joe Laymon	Director

/s/ Robert Malone Robert Malone	Chairman

/s/ David Miller David Miller	Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

9 EAST SHIPPING US, LLC

By:	/s/ Michael L. Siebers
Michael L. Siebers
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael L. Siebers Michael L. Siebers	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

AMERICAN LAND DEVELOPMENT, LLC

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

AMERICAN LAND HOLDINGS OF COLORADO, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars Patrick K. Sollars	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

AMERICAN LAND HOLDINGS OF ILLINOIS, LLC

By:	/s/ Brian Cropper
Brian Cropper
Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

AMERICAN LAND HOLDINGS OF INDIANA, LLC

By:	/s/ Drew W. Kimery
Drew W. Kimery
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery Drew W. Kimery	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

AMERICAN LAND HOLDINGS OF KENTUCKY, LLC

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

BIG RIDGE, INC.

By:	/s/ Kischa Jackson
Kischa Jackson
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	President and Director

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

BIG SKY COAL COMPANY

By:	/s/ Bryce G. West
Bryce G. West
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President and Director

/s/ Michael J. Jasutis Michael J. Jasutis	Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

BTU WESTERN RESOURCES, INC.

By:	/s/ Drew W. Kimery
Drew W. Kimery
President and Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery Drew W. Kimery	President and Director

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

CONSERVANCY RESOURCES, LLC

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

EL SEGUNDO COAL COMPANY, LLC

By:	/s/ Seth A. Puls
Seth A. Puls
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Seth A. Puls Seth A. Puls	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

HAYDEN GULCH TERMINAL, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars Patrick K. Sollars	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

HILLSIDE RECREATIONAL LANDS, LLC

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

KAYENTA MOBILE HOME PARK, INC.

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

/s/ Robert F. Bruer Robert F. Bruer	Vice President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

KENTUCKY UNITED COAL, LLC

By:	/s/ Drew W. Kimery
Drew W. Kimery
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery Drew W. Kimery	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

MOFFAT COUNTY MINING, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars Patrick K. Sollars	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

NEW MEXICO COAL RESOURCES, LLC

By:	/s/ Seth A. Puls
Seth A. Puls
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Seth A. Puls Seth A. Puls	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

NGS ACQUISITION CORP., LLC

By:	/s/ Patrick J. Forkin, III
Patrick J. Forkin, III
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick J. Forkin, III Patrick J. Forkin, III	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY AMERICA, LLC

By:	/s/ Robert F. Bruer
Robert F. Bruer
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Bruer Robert F. Bruer	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY ARCLAR MINING, LLC

By:	/s/ Eric A. Carter
Eric A. Carter
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Eric A. Carter Eric A. Carter	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY ASSET HOLDINGS, LLC

By:	/s/ Michael J. Jasutis
Michael J. Jasutis
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael J. Jasutis Michael J. Jasutis	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY BEAR RUN MINING, LLC

By:	/s/ Caleb D. Grounds
Caleb D. Grounds
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Caleb D. Grounds Caleb D. Grounds	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY BEAR RUN SERVICES, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY CABALLO MINING, LLC

By:	/s/ Casey D. Felmlee
Casey D. Felmlee
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Casey D. Felmlee Casey D. Felmlee	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY CARDINAL GASIFICATION, LLC

By:	/s/ Robert F. Bruer
Robert F. Bruer
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Bruer Robert F. Bruer	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY CHINA, LLC

By:	/s/ Robert F. Bruer
Robert F. Bruer
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Bruer Robert F. Bruer	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY COALSALES, LLC

By:	/s/ Michael L. Siebers
Michael L. Siebers
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael L. Siebers Michael L. Siebers	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY COALTRADE, LLC

By:	/s/ Malcolm Roberts
Malcolm Roberts
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Malcolm Roberts Malcolm Roberts	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY COLORADO OPERATIONS, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars Patrick K. Sollars	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY COLORADO SERVICES, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars Patrick K. Sollars	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY COULTERVILLE MINING, LLC

By:	/s/ Douglas Latoz
Douglas Latoz
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Douglas Latoz Douglas Latoz	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY DEVELOPMENT COMPANY, LLC

By:	/s/ Robert F. Bruer
Robert F. Bruer
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Bruer Robert F. Bruer	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY ELECTRICITY, LLC

By:	/s/ Robert F. Bruer
Robert F. Bruer
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Bruer Robert F. Bruer	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY EMPLOYMENT SERVICES, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY GATEWAY NORTH MINING, LLC

By:	/s/ Douglas Latoz
Douglas Latoz
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Douglas Latoz Douglas Latoz	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY GATEWAY SERVICES, LLC

By:	/s/ Douglas Latoz
Douglas Latoz
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Douglas Latoz Douglas Latoz	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY GLOBAL FUNDING, LLC

By:	/s/ Michael J. Jasutis
Michael J. Jasutis
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael J. Jasutis Michael J. Jasutis	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY GLOBAL INVESTMENTS, LLC

By:	/s/ Michael J. Jasutis
Michael J. Jasutis
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael J. Jasutis Michael J. Jasutis	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

/s/ Robert F. Bruer Robert F. Bruer	Director and Vice President

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY HOLDING COMPANY, LLC

By:	/s/ Michael J. Jasutis
Michael J. Jasutis
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael J. Jasutis Michael J. Jasutis	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY IC FUNDING CORP.

By:	/s/ Michael J. Jasutis
Michael J. Jasutis
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael J. Jasutis Michael J. Jasutis	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

/s/ Robert F. Bruer Robert F. Bruer	Vice President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY ILLINOIS SERVICES, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	Vice President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY INDIANA SERVICES, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY INTERNATIONAL INVESTMENTS, INC.

By:	/s/ Michael J. Jasutis
Michael J. Jasutis
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael J. Jasutis Michael J. Jasutis	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

/s/ Robert F. Bruer Robert F. Bruer	Vice President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY INTERNATIONAL SERVICES, INC.

By:	/s/ Ferdinand Kruger
Ferdinand Kruger
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Ferdinand Kruger Ferdinand Kruger	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

/s/ Robert F. Bruer Robert F. Bruer	Vice President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY INVESTMENTS CORP.

By:
James C. Grech
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

James C. Grech	President and Chief Executive Officer

Brian Cropper	Vice President and Treasurer

Michael J. Jasutis	Senior Vice President & Chief Accounting Officer and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY MIDWEST MANAGEMENT SERVICES, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY MIDWEST MINING, LLC

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY MIDWEST OPERATIONS, LLC

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY MIDWEST SERVICES, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY MONGOLIA, LLC

By:	/s/ Patrick J. Forkin, III
Patrick J. Forkin, III
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick J. Forkin, III Patrick J. Forkin, III	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY NATURAL GAS, LLC

By:	/s/ Robert F. Bruer
Robert F. Bruer
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Bruer Robert F. Bruer	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY NATURAL RESOURCES COMPANY

By:	/s/ Robert F. Bruer
Robert F. Bruer
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Bruer Robert F. Bruer	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY NEW MEXICO SERVICES, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY OPERATIONS HOLDING, LLC

By:	/s/ Marc E. Hathhorn
Marc E. Hathhorn
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Marc E. Hathhorn Marc E. Hathhorn	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY POWDER RIVER MINING, LLC

By:	/s/ Drew W. Kimery
Drew W. Kimery
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery Drew W. Kimery	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY POWDER RIVER OPERATIONS, LLC

By:	/s/ Drew W. Kimery
Drew W. Kimery
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery Drew W. Kimery	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY POWDER RIVER SERVICES, LLC

By:	/s/ Drew W. Kimery
Drew W. Kimery
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery Drew W. Kimery	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars Patrick K. Sollars	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY ROCKY MOUNTAIN SERVICES, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars Patrick K. Sollars	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY SAGE CREEK MINING, LLC

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West Bryce G. West	President

/s/ Michael J. Jasutis Michael J. Jasutis	Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY SCHOOL CREEK MINING, LLC

By:	/s/ Drew W. Kimery
Drew W. Kimery
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery Drew W. Kimery	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY SERVICES HOLDINGS, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson Kischa Jackson	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY SOUTHEAST MINING, LLC

By:	/s/ Curtis A. Taylor
Curtis A. Taylor
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Curtis A. Taylor Curtis A. Taylor	President

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY TWENTYMILE MINING, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars Patrick K. Sollars	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY VENEZUELA COAL CORP.

By:	/s/ Michael J. Jasutis
Michael J. Jasutis
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael J. Jasutis Michael J. Jasutis	President

/s/ Brian Cropper Brian Cropper	Vice President and Treasurer

/s/ Robert F. Bruer Robert F. Bruer	Vice President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY VENTURE FUND, LLC

By:	/s/ Patrick J. Forkin, III
Patrick J. Forkin, III
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick J. Forkin, III	President
Patrick J. Forkin, III

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY-WATERSIDE DEVELOPMENT, L.L.C.

By:	/s/ Bryce G. West
Bryce G. West
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Bryce G. West	President
Bryce G. West

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY WESTERN COAL COMPANY

By:	/s/ Randolph S. Lehn
Randolph S. Lehn
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Randolph S. Lehn	President
Randolph S. Lehn

/s/ Joseph F. Lutkewitte	Treasurer
Joseph F. Lutkewitte

/s/ Bryce G. West	Director
Bryce G. West

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY WILD BOAR MINING, LLC

By:	/s/ Matthew Pierson
Matthew Pierson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Matthew Pierson	President
Matthew Pierson

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY WILD BOAR SERVICES, LLC

By:	/s/ Kenneth B. Rigsby
Kenneth B. Rigsby
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kenneth B. Rigsby	President
Kenneth B. Rigsby

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY WILLIAMS FORK MINING, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars	President
Patrick K. Sollars

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEABODY WYOMING SERVICES, LLC

By:	/s/ Drew W. Kimery
Drew W. Kimery
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery	President
Drew W. Kimery

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

PEC EQUIPMENT COMPANY, LLC

By:	/s/ Paul M. Wagner
Paul M. Wagner
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Paul M. Wagner	President
Paul M. Wagner

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

R3 RENEWABLES HOLDING, LLC

By:	/s/ Patrick J. Forkin, III
Patrick J. Forkin, III
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick J. Forkin, III	President
Patrick J. Forkin, III

/s/ Brian Cropper	Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

SAGE CREEK HOLDINGS, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars	President
Patrick K. Sollars

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

SAGE CREEK LAND & RESERVES, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars	President
Patrick K. Sollars

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

SENECA COAL COMPANY, LLC

By:	/s/ Kischa Jackson
Kischa Jackson
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Kischa Jackson	President
Kischa Jackson

/s/ Kurt A. Jones	Treasurer
Kurt A. Jones

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

SENECA PROPERTY, LLC

By:	/s/ Robert F. Bruer
Robert F. Bruer
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Bruer	President
Robert F. Bruer

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

SHOSHONE COAL CORPORATION

By:	/s/ Michael J. Jasutis
Michael J. Jasutis
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Michael J. Jasutis	President
Michael J. Jasutis

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

/s/ Robert F. Bruer	Vice President and Director
Robert F. Bruer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

TWENTYMILE COAL, LLC

By:	/s/ Patrick K. Sollars
Patrick K. Sollars
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Patrick K. Sollars	President
Patrick K. Sollars

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of St. Louis, State of Missouri on April 8, 2024.

UNITED MINERALS COMPANY, LLC

By:	/s/ Drew W. Kimery
Drew W. Kimery
President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers whose signature appears below hereby constitutes and appoints James C. Grech, Mark A. Spurbeck and Scott T. Jarboe, or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and does hereby grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 8th day of April, 2024 by the following persons in the capacities indicated:

Signature	Title

/s/ Drew W. Kimery	President
Drew W. Kimery

/s/ Brian Cropper	Vice President and Treasurer
Brian Cropper